                                                                    EXHIBIT 10.9

     TO THE EXTENT THAT THIS LEASE AND ANY LEASE SCHEDULE CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE, AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST HEREIN OR THEREIN MAY BE CREATED EXCEPT THROUGH THE TRANSFER AND POSSESSION OF THE ORIGINAL EXECUTED COUNTERPART OF SUCH LEASE SCHEDULE, WHICH SHALL BE IDENTIFIED AS THE ORIGINAL EXECUTED COUNTERPART NO. 1 BY THE LESSOR ON THE SIGNATURE PAGE THEREOF. NO SECURITY INTEREST CAN BE CREATED IN THIS LEASE BY TRANSFER OR POSSESSION OF THIS LEASE ALONE WITHOUT AN ACCOMPANYING ORIGINAL COUNTERPART OF A LEASE SCHEDULE. NO TRANSFER, SALE, MORTGAGE OR OTHER DISPOSITION OF ANY INTEREST IN THIS LEASE CAN BE EFFECTED BY DISPOSITION OF THIS INSTRUMENT ALONE.

                       MASTER EQUIPMENT LEASE AGREEMENT
                       --------------------------------

          MASTER EQUIPMENT LEASE AGREEMENT dated as of July 19, 1995 (this "Lease"), by and between VENTURE LENDING & LEASING, INC., a Maryland corporation ("Lessor"), and NeoMagic Corporation, a California corporation ("Lessee").

          Lessee desires to obtain from Lessor purchase money financing for certain items of equipment used in Lessee's business, which equipment is described more particularly under the caption "Description of Equipment" in one or more Lease Schedules (as defined below) to this Lease (such equipment together with all substitutions, renewals or replacements of, and all additions, improvements and accessions to, any and all thereof, being hereinafter collectively and separately referred to as the "Equipment").

          Lessor is willing to provide financing for the Equipment to Lessee, all on the terms and conditions hereinafter set forth, and on such additional terms as are set forth in Lessor's commitment letter to Lessee dated May 12, 1995 (the "Commitment").

          Accordingly, in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

          1.   Lease.  This Lease establishes the general terms and conditions
               -----
by which Lessor may provide financing to Lessee with respect to the Equipment listed on each lease schedule (sometimes, a "Lease Schedule" or "Schedule") executed periodically pursuant to this Lease. Each Schedule shall be in the form provided by Lessor, shall incorporate by reference the terms of this Lease, and shall be and constitute a separate agreement as to the Equipment listed thereon for all purposes, including default. If any provision of a Lease Schedule conflicts with or supplements the provisions of this Lease, the provisions of such Schedule shall be controlling. Pursuant to the Commitment, Lessor has agreed to arrange for the furnishing and lease to Lessee, and Lessee has agreed to accept and lease Equipment having an aggregate Equipment Cost (as defined in each Schedule) of not in excess of One Million Dollars ($1,000,000.00). Notwithstanding anything in the Lease to the contrary, it is understood and agreed that Lessee is purchasing the Equipment and Lessor is financing such purchases. Accordingly, title to the Equipment shall be vested in Lessee upon its acceptance thereof. To secure its obligations hereunder to Lessor, Lessee hereby grants to Lessor a security interest in: (i) all Equipment, whether now owned or hereafter acquired by Lessee; (ii) all leases and other agreements covering the Equipment and any and all subleases of such Equipment (whether or not permitted under this Lease); (iii) all software, source code, source code escrow arrangements, object code, user manuals and other technical documentation, and licenses purchased as part of or for use with the Equipment; and (iv) all additions and accessions to, substitutions for and proceeds (whether cash or non-cash) and products of any of the foregoing, including, without limitation, all payments under insurance. Upon payment in full of all rentals for such Equipment in accordance with the applicable Schedule and the other terms of this Lease, the provisions of Sections 6 through 10 of this Lease shall no longer apply to such items of Equipment and such security interest shall be released.

          2.   Term.  The term of this Lease as to each item of Equipment leased
               ----
hereunder, shall commence on the date of acceptance of such item and shall end at the expiration of the term therefor specified under "Term" in the applicable Schedule.

          3.   Rent.  Lessee shall pay to Lessor as rent for each item of
               ----
Equipment during the applicable Term, on each Rent Payment Date (as defined in the Schedule), the amount specified under "Lease Rental Payments" in the Schedule (hereinafter referred to as "Rent"). If any amount due hereunder is not paid, within five days of its due date, Lessee shall pay to Lessor, on demand, a reasonable late charge in the amount of 5% of such overdue amount and interest on such overdue amount at the rate of 2% per month (the "Late Payment Rate"); such late charge and interest shall apply only if permitted by applicable law, and if not so permitted, such late charge and interest shall be calculated at the maximum rates permitted by applicable law. All payments of Rent and other amounts payable by Lessee to Lessor hereunder shall be made at the office of Lessor specified under "Lessor's Address" in the Schedule, or to such other person, firm or corporation or Assignee (as defined in Section 20, "Assignment by Lessor") and at such other place as Lessor or Assignee, as the case may be, may from time to time designate in writing to Lessee. Notwithstanding any provisions hereof to the contrary, any payment, including Rent, required under this Lease which is due on a day which is not a business day shall be made on the business day next preceding the day on which such payment is due. This Lease is non-cancellable and irrevocable for the entire term set forth in the Schedule. Lessee's obligation to pay all rentals and other amounts payable hereunder are absolute and unconditional and shall not be subject to any abatement, reduction, setoff, defense, counterclaim or recoupment for any reason whatsoever, including but not limited to Lessee's right to possession of the Equipment being terminated or Lessor retaking possession of the Equipment because of a default by Lessee hereunder.

          4.   Lessee's Selection, Inspection and Acceptance.  Lessee has
               ---------------------------------------------
selected or will select all items of Equipment to be leased hereunder from the manufacturer or vendor thereof on the basis of its own judgment, and is not relying on any statements, representations or warranties made by Lessor or its representatives. Upon delivery, Lessee, at its own expenses, shall make all necessary inspections and tests of the Equipment in order to determine whether the Equipment conforms to specifications and is in good condition and repair. If the Equipment is in good condition and repair, Lessee shall execute and deliver to Lessor a Certificate of Acceptance, in substantially the form thereof attached hereto. Lessee warrants that each item of the Equipment is leased solely for commercial or business use.

          5.   DISCLAIMER OF WARRANTIES BE LESSOR.  LESSOR DOES NOT MAKE, HAS
               ----------------------------------
NOT MADE, AND SHALL NOT BE DEEMED TO MAKE OR HAVE MADE, ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE DESIGN OR CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY, DURABILITY, SUITABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE EQUIPMENT, OR THE CONFORMITY OF THE EQUIPMENT TO THE PROVISIONS AND SPECIFICATIONS OF ANY PURCHASE ORDER OR ORDERS RELATING THERETO OR TITLE TO THE EQUIPMENT OR ANY COMPONENT THEREOF, AND LESSOR HEREBY DISCLAIMS ANY SUCH REPRESENTATION OR WARRANTY (WHICH DISCLAIMER LESSEE HEREBY ACKNOWLEDGES). WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, LESSOR SHALL NOT BE LIABLE OR RESPONSIBLE FOR ANY DEFECTS, EITHER PATENT OR LATENT (WHETHER OR NOT DISCOVERABLE BY LESSEE OR LESSOR), IN ANY UNIT OF THE EQUIPMENT, OR FOR ANY DIRECT OR INDIRECT DAMAGE TO PERSONS OR PROPERTY RESULTING THEREFROM, OR FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING STRICT OR ABSOLUTE LIABILITY IN TORT), it being agreed that all such risks, as between Lessor and Lessee, are to be borne solely by Lessee. Lessee acknowledges that Lessor is not a dealer in or manufacturer of equipment of any kind, and that each item of Equipment subject to this Lease is of a type, size, design and capacity selected solely by Lessee. If the Equipment is not properly installed, does not operate as represented or warranted by the manufacturer or seller thereof, or is unsatisfactory for any reason, Lessee shall make any claim on account thereof solely against the manufacturer or seller, and, once the Equipment is accepted by Lessee, no such occurrence shall relieve Lessee of any of its obligations hereunder. Lessor hereby assigns to Lessee any interest Lessor may have in any manufacturer's or seller's warranty, whether express or implied, on such item. All claims or actions on any warranty shall be made or prosecuted by Lessee, at its sole expense, and Lessor shall have no obligation whatsoever to make any claim on such warranty. At Lessor's option, all cash proceeds or equivalent thereof from such warranty recovery shall be used to repair or replace the Equipment.

          6.   Equipment to be and Remain Personal Property. Lessee shall take
               --------------------------------------------
all such actions as may be required to assure that the Equipment shall be, and at all times shall remain, personal property, notwithstanding the manner in which the Equipment may be attached or affixed to real property. Lessee shall give Lessor prompt notice of any circumstances which may permit any person to acquire, and shall obtain and record such instruments and take such steps as may be reasonably requested by Lessor to prevent any such person from acquiring, any rights in the Equipment by reason of the Equipment being claimed or deemed to be real property. If requested by Lessor, Lessee shall obtain and deliver to Lessor valid and effective waivers, in recordable form, by the owners, landlords and mortgagees of any real property upon which the Equipment is located, or certificates of Lessee that it is the owner of such real property and that such real property is not leased and/or mortgaged. Lessee will at all times protect and defend, at its own cost, Lessor's security interests in the Equipment from and against all claims, liens and legal process of creditors of Lessee.

          7.   Location and Right of Inspection.  The Equipment at all times
               --------------------------------
shall be located at the address of Lessee specified under "Location of Equipment" in the Schedule or such other place as shall be agreed upon in writing between Lessor and Lessee. Lessor shall at all reasonable times during customary business hours (but with the minimum practicable interference to Lessees business operations) have the right to enter into and upon the premises where the Equipment may be located for the purpose of inspecting the Lessee's business premises and properties, including its use of the Equipment. Lessee shall not move the Equipment from its agreed location except with the prior written consent of Lessor which consent shall not unreasonably be withheld. Lessee shall promptly advise Lessor of any circumstances with respect to location which may adversely affect the Equipment or Lessor's security interests therein.

     8.   Markings and Filings. Lessee shall affix to the Equipment such labels,
          --------------------
plates or decals as may be provided by Lessor, or conspicuously mark the Equipment with such language as Lessor may reasonably request, to reflect the interest of Lessor therein and, if there is an Assignee of Lessor, that such Assignee has such interest in the Equipment specified by Lessor. Lessor is hereby authorized at Lessee's expense to cause this Lease or any financing or other statement in respect thereto, showing the interest of Lessor and any Assignee in and to this Lease and the Equipment, to be filed or recorded with any governmental office deemed appropriate by Lessor. Lessee shall execute any such financing statements presented to it by Lessor or any Assignee, and shall be responsible for the payment of any fees for filing or recording such statements, which filing or recording shall be the sole responsibility of Lessor.

     9.   Alterations. Lessee shall not make any alterations, additions or
          -----------
improvements to the Equipment without the prior written consent of Lessor which consent shall not unreasonably be withheld. Except as may be otherwise agreed between Lessor and Lessee, all such alterations, additions and improvements shall be considered accessions to the Equipment.

     10.  Use, Maintenance and Repair. Lessee shall use the Equipment solely in
          ---------------------------
the conduct of its business and shall comply with all laws, ordinances or regulations, and all conditions contained in any insurance policies or manufacturers' warranties, relating to the Equipment or its use, operation or maintenance. Lessee shall put the Equipment only to the use contemplated by the manufacturers thereof. Lessee shall at Lessee's own expense maintain the Equipment in good operating condition, repair and appearance, furnish all parts and labor required to keep the Equipment in such condition, and protect same from deterioration other than normal wear and tear. Lessee shall cause the Equipment to be maintained in accordance with the supplier's standard preventive maintenance contract, if available.

     11.  Insurance. Lessee will maintain at all times, at its own expense, with
          ---------
insurers of recognized standing, (i) insurance against "all physical loss" perils subject to standard exclusions in an amount not less than the greater of the full replacement value or the Stipulated Loss Value of such item of Equipment as set forth on any Schedule B attached to the Lease Schedule, and
                              ----------
(ii) public liability and property damage insurance policies insuring against third party personal and property damage in respect of the use and operation of the Equipment in an amount not less than $1,000,000 for each occurrence. Each policy shall: (i) name Lessor and Assignee, if any, as an additional insured and loss payee, as their interests may appear to the extent of outstanding amounts owed under the lease obligation. Any excess should be remitted to NeoMagic; (ii) contain an agreement by the insurer that any loss thereunder shall be payable to Lessor and Assignee notwithstanding any breach of representation or warranty by Lessee; (iii) provide that there shall be no recourse against Lessor or Assignee for payment of premiums or other amounts with respect thereto; and (iv) provide that at least thirty (30) days' prior written notice of cancellation, change or lapse shall be given to Lessor and Assignee by the insurer. All insurance for loss or damage shall provide that losses, if any, shall be adjusted only with and payable to Lessor or its Assignee, if any to the extent of outstanding amounts owed under the lease obligation. Any excess should be remitted to NeoMagic. Lessee shall pay all premiums for such insurance and shall deliver to Lessor evidence of such payment and of the maintenance of the insurance coverages required hereunder.

          12.  All Risk of Loss. All risk of loss, damage, theft or destruction
               ----------------
(a "Loss") to the Equipment shall be borne entirely by Lessee, whether or not the Loss is insured. Except as expressly provided in this Section, no Loss of any kind shall relieve or release Lessee of its Rent and other obligations under this Lease, all of which shall continue in full force and effect. In the event of a Loss to any Equipment, Lessee shall promptly notify Lessor in writing of such fact and of all details with respect thereto, and shall promptly, at Lessee's option (or if an Event of Default has occurred and is continuing, at the option of Lessor):

               (a) repair and restore the item of Equipment to good mechanical condition and working order;

               (b) replace the Equipment with other equipment of the same type, capacity and condition, and free and clear of claims or encumbrances in favor of any third party other than Lessor, whereupon such replacement equipment shall be subject to this Lease and be deemed Equipment for purposes hereof; or

               (c) pay to Lessor, on the Rent Payment Date next succeeding the date on which the Loss occurred, an amount equal to the sum of (A) all accrued and unpaid Rent payable for such Equipment through and including such Rent Payment Date, and (B) the Stipulated Loss Value of the Equipment as of such Rent Payment Date as set forth on any Schedule B attached to the
                                                      ----------
     Lease Schedule pertaining to such Equipment.

          13.  Licensing, Registration and Taxes. Lessee shall, at its sole cost
               ---------------------------------
and expense, (i) obtain any licensing and registration of the Equipment as may be required by law, (ii) pay and discharge when due all license and registration fees, assessments, taxes (excluding any tax measured by

Lessor's net income), including, without limitation, sales, use, excise, personal property, ad valorem, stamp, documentary and other taxes, and all other governmental charges, fees, fines or penalties whatsoever, whether payable by or assessed to Lessor or Lessee, on or relating to the Equipment or the use, registration, rental, shipment, transportation, delivery, ownership, operation or disposition thereof, and on or relating to this Lease, (iii) file all returns required therefor and furnish copies thereof to Lessor at its request, and (iv) indemnify and hold Lessor harmless from any of the foregoing.

          14.  Liens.  Lessee will not directly or indirectly, voluntarily or by
               -----
operation of law, create, incur, assume or permit to exist any claim, mortgage, security interest, pledge, lien, charge or other encumbrance ("Liens") against the Equipment, except the following: (i) the rights of Lessee, Lessor and any Assignee under this Lease; (ii) Liens against Lessor's interests in the Equipment created or granted by Lessor or resulting from claims against Lessor not related to the transactions contemplated hereby; (iii) Liens for taxes, assessments or governmental charges or levies, not due and delinquent; (iv) undetermined or inchoate materialmen's, mechanics', workmen's, repairmen's or other like Liens arising in the ordinary course of business which in each case, either are not delinquent or have been bonded ("Permitted Liens"). Lessee, at its own cost and expense, will promptly pay, satisfy, discharge and otherwise take such action as may be necessary to keep the Equipment free and clear of, and duly to discharge, any Lien other than Permitted Liens.

          15.  Indemnification.  Lessee assumes liability for, will pay when due
               ---------------
and will indemnify, protect, save, defend and hold Lessor, its agents, employees, successors and assigns harmless from and against, any and all obligations, liabilities, losses, damages, injuries, fines, penalties, interest, claims, demands, actions, suits, costs and expenses, including reasonable attorneys' fees and expenses, of every kind and nature whatsoever imposed on, incurred by or asserted against, Lessor, its agents, employees, successors and assigns in any way relating to or arising out of (a) the manufacture, ordering, purchase, acceptance or rejection, ownership, delivery, leasing, possession, use, operation or disposition of the Equipment, including, without limitation, any of such as may arise from patent or latent defects in the Equipment (whether or not discoverable by Lessee or Lessor), any claims based on strict liability in tort, and any claims based on patent, trademark or copyright infringement, except to the extent any of the foregoing arises out of gross negligence or willful misconduct of Lessor or (b) any failure on the part of Lessee to perform or comply with any of the terms of this Lease required to be performed or complied with by Lessee. Lessee shall give written notice to Lessor of any occurrence, event or condition known to Lessee as a consequence of which Lessor may be entitled to indemnification hereunder. If any action, suit or proceeding is brought against any indemnified party in connection with any claim indemnified against under this Section, Lessee may, and upon the reasonable request of such indemnified party shall, at Lessee's expense, resist and defend such action, suit or proceeding, or cause the same to be resisted or defended, by counsel selected by Lessee and reasonably approved by such indemnified party, and Lessee shall pay all costs and expenses (including without limitation attorneys' fees and expenses) incurred by such indemnified party in connection with such action, suit or proceeding. If a claim is made against any indemnified party with respect to which such indemnified party is entitled to indemnification from Lessee under this Section, lessor shall reasonably promptly notify Lessee thereof. Lessee shall forthwith upon demand of Lessor reimburse Lessor and any other indemnified party for amounts expended by Lessor or such other indemnified party in connection with any of the foregoing or pay such amounts directly. The provisions of this Section shall apply from the date of the execution of this Lease and shall survive the expiration or earlier termination of this Lease.

          16.  Events of Default. The occurrence of any one or more of the
               -----------------
following events shall constitute an "Event of Default" hereunder (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (a) Default by Lessee in payment of any installment of Rent or other monetary obligation now or hereafter owed by Lessee to Lessor under this Lease or under any other lease of equipment now or hereafter existing between Lessee and Lessor or any affiliate of Lessor, and the continuance of such default for 5 consecutive days (for purposes of this subparagraph
     (a) "affiliate of Lessor" shall mean any person or entity which controls or is controlled by or under common control with Lessor);

               (b) Default by Lessee in the performance of any of the covenants of Lessee set forth in Sections 7 ("Location and Right of Inspection"), 11 ("Insurance"), 18 ("Return of Equipment") and 19 ("Assignment by Lessee") hereof;

               (c) Default by Lessee in the payment or performance of any obligation with respect to any indebtedness for any borrowing or the deferred purchase of property or any lease of property, in excess of 10% of Lessee's net worth or a default by Lessee under any agreement, license or other document relating to software used in connection with the Equipment, the effect of which would permit any licensor or third party to terminate either Lessee's or Lessor's license or other rights with respect to such software;

               (d) Any representation or warranty made by Lessee in this Lease or in any other document or certificate furnished to Lessor in connection herewith or pursuant hereto, shall prove to be untrue or incorrect in any material respect as of the date of issuance or making thereof;

               (e) Lessee becomes insolvent or bankrupt or admits in writing its inability or fails to pay its debts as they mature, or makes an assignment for the benefit of creditors, or applies for or consents to the appointment of a trustee or receiver for any of its properties or assets;

               (f) Any proceedings shall be authorized by corporate action taken by Lessee's shareholders or directors, or shall be commenced by or against Lessee, for any relief under any bankruptcy or insolvency laws, or laws relating to the relief of debtors, readjustments of indebtedness, reorganizations, arrangements, compositions or extensions, unless, in the case of involuntary proceedings only, such proceedings shall have been dismissed within 60 days after such proceedings shall have been commenced;

               (g) Default by Lessee under any warrant to purchase capital stock of Lessee issued to Lessor in connection with the execution of this Agreement (a "Warrant"), or material breach of any undertaking, covenant or material representation or warranty made by Lessee for the benefit of Lessor in any document, instrument or agreement relating to the Warrant or made in connection therewith, including any registration rights or anti-dilution provisions; or

               (h) Default by Lessee in the performance or observance of any other obligation, covenant or liability of Lessee contained in this Lease and the continuance of such default for 30 consecutive days after written notice thereof by Lessor to Lessee.

          17.  Remedies of Lessor.  Upon the occurrence of any Event of Default
               ------------------
and at any time thereafter while such Event of Default is continuing, Lessor (i) shall have no further obligations under the Commitment, and (ii) may, without any further notice, exercise one or more of the following remedies as Lessor in its sole discretion shall elect:

               (a) Declare all unpaid Rent and other sums due or to become due under this Lease to be immediately due and payable;

               (b) Terminate this Lease, whereupon all rights of Lessee to the use of the Equipment shall absolutely cease and terminate but Lessee shall remain liable as herein provided, and thereupon Lessee will permit Lessor to store the Equipment on Lessee's premises or wherever the Equipment may then be located, without charge, until sold or otherwise disposed of and, if so requested by Lessor, shall at the expense of Lessee, promptly deliver possession of the Equipment to Lessor at such place as Lessor shall designate in the manner provided in Section 18 hereof;

               (c) Take possession of the Equipment wherever found, and for this purpose enter upon any premises of Lessee and remove the Equipment all without liability on the part of Lessor for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise. Taking possession of the Equipment shall not be construed to be an election to terminate this Lease and this Lease shall remain in effect and Lessee shall remain liable for all payments to be made hereunder. Lessee consents to the granting of one or more applications for a writ of possession on an ex parte basis by a court of competent jurisdiction upon posting of such undertaking or bond as may be required by law, and agrees that the amount of such undertaking may be limited to the depreciated value of the Equipment determined by Lessor as of the proposed date of repossession;


               (d) Sell the Equipment at public or private sale, in such commercially reasonable manner as Lessor may deem appropriate (giving Lessee at least ten (10) days' prior written notice of the time and place of any such public sale, or the time after which a private sale may be made, which notice Lessee hereby agrees is reasonable), or otherwise dispose of, hold, use, operate or keep idle the Equipment, all as Lessor, in its sole discretion, may determine and all free and clear of any rights of Lessee and without any duty to account to Lessee (except as hereinafter provided) for such action or inaction or for any proceeds resulting therefrom. Lessor shall apply the net proceeds (the proceeds of any sale minus all costs and expenses incurred with the recovery, repair, storage, sale) of any such sale to the payment of Lessee's obligations hereunder, Lessee remaining liable for any deficiency (and any excess to be paid over to Lessee), which at Lessor's option, shall be paid monthly, as suffered, or immediately in a lump sum, or at the end of the term, as damages for Lessee's default;

               (e) By written notice to Lessee, cause Lessee to pay Lessor (as liquidated damages for loss of a bargain and not as a penalty) on the date specified in such notice, an amount equal to the sum of: (A) any unpaid Rent that accrued on or before the occurrence of the Event of Default, and
     (B) the Stipulated Loss Value of such Equipment, as of the date of occurrence of the Event of Default, as set forth on any Schedule B attached
                                                             ----------
     to the Lease Schedule pertaining to such Equipment. Should Lessor, however, estimate its actual damages to exceed the foregoing, Lessor may, at its option, recover its actual damages in lieu of or in addition thereto. If Lessor proceeds pursuant to this subsection (e), Lessor hereby appoints Lessee its agent to dispose of the Equipment at the best price obtainable on an "as-is", "where is" basis, without representation or warranty, express or implied. If Lessee has previously paid the amount of liquidated damages specified above to Lessor, Lessee shall be entitled to the proceeds of such sale of the Equipment; or

               (f) Avail itself of any other remedy provided by any statute or otherwise available at law, in equity or in bankruptcy.

No remedy referred to in this Section is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law, in equity or in bankruptcy, and the exercise or beginning of exercise by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all such other remedies. No waiver by Lessor of any Event of Default hereunder shall in any way be or be construed to be a waiver of any future or subsequent Event of Default. Lessee shall be liable for all costs and expenses (including reasonable attorneys' fees and disbursements and the costs of any retaking) incurred by reason of the occurrence of any Event of Default and the exercise of Lessor's remedies with respect thereto.

          18.  Return of Equipment After Default. Upon early termination of this
               ---------------------------------
Lease pursuant to Section 17 ("Remedies of Lessor"), Lessee shall return each item of Equipment to Lessor in good condition, ordinary wear and tear resulting from proper use thereof excepted, in the following manner: by forthwith delivering possession of the Equipment to Lessor. Lessee will, at its sole cost and risk, forthwith prepare, dismantle, crate and deliver the Equipment at the place designated by Lessor, arrange for storage of the Equipment until the Equipment has been sold or otherwise disposed of by Lessor, and/or deliver the same to any carrier for shipment (insurance and freight prepaid) to such place within the continental United States as shall be designated by Lessor, all as directed by Lessor. The preparation, dismantling, crating, delivery, storage and transporting of the Equipment shall be at the expense and risk of Lessee and are of the essence of this Lease, and upon application to any court of equity having jurisdiction Lessor shall be entitled to a decree against Lessee requiring specific performance of the covenants of Lessee so to prepare, dismantle, crate, deliver, store and transport the Equipment. During any storage period, Lessee will, at its own expense and risk, maintain and keep the Equipment fully insured and in good order and repair and will permit Lessor or any person designated by it, including the authorized representative or representatives of any prospective purchaser of any item of the Equipment, to inspect the same. Lessee shall be responsible, at its sole cost and expense, for any repairs necessary to place the Equipment in the condition hereinabove required upon return, and for the discharge of all Liens (other than Permitted Liens) thereon at the time of such return.

          19.  Assignment by Lessee. Lessee shall not assign, pledge or
               --------------------
hypothecate this Lease in whole or in part, or any interest therein, nor shall Lessee sublease or otherwise relinquish possession of, any item of the Equipment without the prior written consent of Lessor. Lessee's interest herein may not be assigned or transferred by operation of law. Consent to any of the foregoing acts by Lessor shall not be deemed to be consent to any subsequent similar act by Lessor. Any assignment by Lessee in violation of the provisions of this Section shall be void.

          20.  Assignment by Lessor. Lessor may at any time, with or without
               --------------------
notice to Lessee, transfer, sell, mortgage, grant a security interest in or assign this Lease, any Lease Schedule (each such schedule constituting a separate Lease as to the Equipment described therein), any Rent due or to become due hereunder, or its security interests in the Equipment; and in such event Lessor's transferee, purchaser, mortgagee, secured party or assignee (an "Assignee") shall have all of Lessor's rights, powers, privileges and remedies hereunder and shall not be obligated to perform any duty, covenant or condition required to be observed or performed by Lessor, subject only to the rights of Lessee to possession and quiet enjoyment of the Equipment as long as no Event of Default has occurred under this Lease. All amounts payable to Lessor under this Lease shall be payable to Assignee at such address as Assignee may designate in writing to Lessee. Lessee acknowledges and agrees that the rights of any Assignee in and to the sums payable by Lessee under any provision of this Lease shall not be subject to any abatement whatsoever and shall not be subject to any defense, setoff, counterclaim or recoupment of any nature whatsoever by reason of any liability or obligation, howsoever and whenever arising, of Lessor to Lessee or to any other person, firm or corporation or governmental authority, or for any other cause whatsoever.

          21. Successors and Assigns. All of the covenants, conditions and
              ----------------------
obligations of each party contained in this Lease shall be binding upon, and, subject to the provisions of Section 19, inure to the benefit of, the respective successors and assigns of the parties hereto.

          22. Lessor's Performance of Lessee's Obligations. If Lessee shall fail
              --------------------------------------------
to duly and promptly perform any of its obligations under this Lease with respect to the Equipment, Lessor may (at its option) perform any act or make any payment required of Lessee, and Lessee shall reimburse Lessor (payable by Lessee on demand) for all sums so paid or incurred by Lessor, together with interest at the Late Payment Rate and any reasonable legal fees incurred by Lessor in connection therewith. The performance of any act or payment by Lessor as aforesaid shall not be deemed a waiver or release of any obligation or default on the part of Lessee.

          23. Managerial Assistance. During the Term and so long as any
              ---------------------
obligations under this Lease remain outstanding:

              (a) Lessor shall make available to Lessee "significant managerial assistance" , as defined in Section 2(a) (47) of the Investment Company Act of 1940, as amended, either in the form of: (i) consulting arrangements with Lessor or any of its officers, directors, employees or affiliates,
     (ii) Lessee's allowing Lessor to designate members of Lessee's Board of Directors, or (iii) Lessor, at Lessee's request, seeking the services of third-party consultants to aid Lessee with respect to its management and operations; and

              (b) Lessee may in its discretion, permit Lessor, as a "venture capital operating company," to participate in, and influence the conduct of management of Lessee through the exercise of "management rights", as those terms are defined in Section 2510.3-101 of the U.S. Department of Labor's regulations, Title 29 of the Code of Federal Regulations.

          24. Financial and Other Reports. During the Term and so long as any
              ---------------------------
obligations under this Lease remain outstanding, Lessee shall:

               (a) Furnish to Lessor and any Assignee of Lessor identified to Lessee (i) within 90 days after the close of each fiscal year of Lessee, an audited balance sheet and statement of changes in financial position of Lessee at and as of the end of such fiscal year, together with an audited statement of income of Lessee for such fiscal Year; (ii) within 45 days after the close of each calendar month (or, if the stock of Lessee is publicly traded, each fiscal quarter) of each fiscal year of Lessee, an unaudited balance sheet of Lessee at and as of the end of such month (or quarter, as the case may be), together with an unaudited statement of income of Lessee for such month or quarter, as the case may be; and (iii) from time to time, such other information as Lessor or Assignee may reasonably request regarding Lessee's business, financial condition and prospects; and

               (b) Consider permitting lessor, upon reasonable request, to substantially participate in management of Lessee by consulting with and advising officers of Lessee regarding Lessee's equipment acquisition and financing plans, and such other matters affecting the business, financial condition and prospects of Lessee as Lessor shall reasonably deem relevant; and

               (c) If Lessor reasonably believes that financial or other developments affecting Lessee have impaired or are likely to impair Lessee's ability to perform its obligations under this Lease, permit Lessor reasonable access to lessee's management and/ or Board of Directors and opportunity to present Lessor's views with respect to such developments.

Lessee hereby warrants and represents that all financial statements delivered to Lessor or such Assignee by or upon behalf of Lessee, and any statements and data submitted in writing to Lessor or such Assignee in connection with this Lease, are true and correct and fairly present the financial condition of Lessee for the Periods involved, and are prepared in accordance with generally accepted accounting principles consistently applied, and that there has occurred no material adverse change in the financial condition of Lessee since the date of the last financial statement delivered to Lessor which has not been disclosed in writing to Lessor.

               25. Power; Absence of Conflict. Lessee is a corporation duly
                   --------------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. The execution, delivery and performance of this Lease, and the obligations of Lessee hereunder have been duly authorized by all necessary corporate action, and constitute the valid and binding obligations of Lessee enforceable in accordance with their terms. The performance by Lessee of its obligations hereunder will not result in a material breach or violation of, or constitute a material default under, any statute, note, agreement, lease or other instrument to which Lessee is a party or by which Lessee is bound, Lessee's Articles of Incorporation or Bylaws, or, to Lessee's knowledge any order, rule or regulation of any court or governmental agency or body having jurisdiction over Lessee.

          26. Attorneys' Fees. If Lessor or Lessee institutes legal action
              ---------------
against the other to interpret or enforce this Lease or to obtain damages for any alleged breach thereof, the prevailing party in such action shall be entitled to an award of reasonable attorneys' fees and costs.

          27. Notices. All notices required or permitted under this Lease shall
              -------
be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third calendar day after deposit in the mail, if sent by first class mail, registered or certified, postage prepaid, and properly addressed to Lessor or Lessee, as the case may be, at their respective addresses set forth in the Schedule, or at such other address as either party shall from time to time designate in the manner provided above to the other party.

          28. Governing Law. This Lease shall be governed by, and construed in
              -------------
accordance with, the laws of the State of California, without regard to the conflicts of laws provisions thereof. The parties acknowledge and agree that this agreement and the transactions contemplated hereunder involve the provision of equipment financing by Lessor and the creation of security interests in such equipment, and shall not be deemed a lease as defined in Division 10 of the California Commercial Code.

          29. Entire Agreement; Amendments; Waivers. This Lease, together with
              -------------------------------------
any and all Schedules and exhibits attached hereto, constitutes the entire agreement between Lessor and Lessee, and supersedes all prior oral or written agreements or understandings, with respect to the subject matter hereof, and it shall not be amended, altered or changed, except by written agreement signed by the parties hereto. No waiver of any provision of this Lease and no consent to any departure by Lessee therefrom shall be effective unless the same shall be in writing and signed by both parties, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

          30. Severability. If any term or provision of this Lease or the
              ------------
application thereof shall, to any extent, be invalid or unenforceable, such invalidity or unenforceability shall not affect or render invalid or unenforceable any other provision of this Lease, and this Lease shall be valid and enforced to the fullest extent permitted by law.

          31. Headings. The Section headings used herein are solely for
              --------
convenience of reference and shall not be construed to define or limit any of the terms or provisions hereof.

          32. Further Assurances. Lessee shall execute and deliver to Lessor,
              ------------------
upon Lessor's request, such instruments and assurances as Lessor deems necessary or desirable for the confirmation of Lessor's rights hereunder. In furtherance thereof, Lessee agrees to take whatever action as may be necessary to enable Lessor or any Assignee to file, register or record, and refile, re-register and re-record, this Lease and any financing statements or other documents requested by Lessor or any Assignee pursuant to the Uniform Commercial Code or otherwise. Lessee authorizes Lessor to effect any such filing (including, where permitted by applicable law, the filing of any financing statements without the signature of Lessee) and Lessor's expenses with respect hereto shall be payable by Lessee on demand.

     TO THE EXTENT THAT THIS LEASE AND ANY LEASE SCHEDULE CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE, AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST HEREIN OR THEREIN MAY BE CREATED EXCEPT THROUGH THE TRANSFER AND POSSESSION OF THE ORIGINAL EXECUTED COUNTERPART OF SUCH LEASE SCHEDULE, WHICH SHALL BE IDENTIFIED AS THE ORIGINAL EXECUTED COUNTERPART NO. 1 BY THE LESSOR ON THE SIGNATURE PAGE THEREOF. NO SECURITY INTEREST CAN BE CREATED IN THIS LEASE BY TRANSFER OR POSSESSION OF THIS LEASE ALONE WITHOUT AN ACCOMPANYING ORIGINAL COUNTERPART OF A LEASE SCHEDULE. NO TRANSFER, SALE, MORTGAGE OR OTHER DISPOSITION OF ANY INTEREST IN THIS LEASE CAN BE EFFECTED BY DISPOSITION OF THIS INSTRUMENT ALONE.

     IN WITNESS WHEREOF, the parties have duly executed this Lease as of the day and year first above written.

                                        LESSOR:

                                        VENTURE LENDING & LEASING, INC.,
                                        a Maryland corporation


                                        By: SIGNATURE ILLEGIBLE
                                            -----------------------------

                                        Its:         President
                                             ----------------------------


                                        LESSEE:

                                        NeoMagic Corporation
                                        a California corporation

                                        By: /s/ P.C. Agarwal
                                            -----------------------------

                                        Its:      President/CEO
                                             ----------------------------

                           LEASE SCHEDULE NO. 22-001
                                      TO
                       MASTER EQUIPMENT LEASE AGREEMENT
                       --------------------------------

          TO THE EXTENT THAT THIS LEASE SCHEDULE CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE, AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST HEREIN MAY BE CREATED EXCEPT THROUGH THE TRANSFER OR POSSESSION OF THE ORIGINAL EXECUTED "COUNTERPART NO. 1" OF THIS LEASE SCHEDULE, WHICH SHALL BE IDENTIFIED ON THE SIGNATURE PAGE HEREOF.

          This Lease Schedule is executed in accordance with the terms of the Master Equipment Lease Agreement ("Master Lease") dated as of July 19, 1995 by and between Venture Lending & Leasing, Inc., ("Lessor"), and NeoMagic Corporation, a California corporation ("Lessee"). Unless otherwise expressly defined herein, capitalized terms used herein shall have the same meaning as in the Master Lease. All terms and conditions of the Master Lease are incorporated herein by this reference.

          I. Delivery and Acceptance Period:
             ------------------------------

             Not later than July 31, 1995

         II. Location(s) of Equipment:
             ------------------------

             2710 Walsh Avenue
             Santa Clara, CA 95051

             Mitsubishi Electric Corporation Saijo Factory
             8-6 Hiuchi Saijo City
             Ehime-Prefecture, 793 Japan

        III. Term:
             ----

             With respect to each item of Equipment, a Term of 24 months, commencing on the first day of the month next following the date of acceptance of such item hereunder by Lessee; with an interim Term commencing on the date of acceptance of such item and continuing to but not including the first day of the Term.

         IV. Equipment Cost:
             --------------

             "Equipment Cost" shall mean the total purchase price, paid or financed by Lessor in respect of each item of Equipment.

          V.   Rent Payment Dates:
               ------------------

               August 1, 1995 two (2) Rental Payments, first and last in advance, and the payment of Rent for any interim Term; twenty two
               (22) consecutive monthly Rent payments on the first day of each month commencing on September 1, 1995 to and including June 1, 1997 and August 1, 1997.

         VI.   Lease Rental Payments:
               ---------------------

               With respect to each item of Equipment, a monthly amount equal to 4.61% multiplied by the Equipment Cost of such item, in advance; plus a final payment in an amount equal to 10% multiplied by the Equipment Cost of such item, payable on the first day of the month next following the last day of the Term. Rent for any period less than a month shall be prorated daily on the basis of a 30-day month.

        VII.   Lessee's Address:
               ----------------

               2710 Walsh Avenue
               Santa Clara, CA 95051

       VIII.   Name and address of Lessor:
               --------------------------

               Venture Lending & Leasing, Inc.
               2010 North First Street, Suite 310
               San Jose, CA 95131-2038

               Address to which Rental and other payments are to be sent:

               Bank of Boston
               Payment Unit
               P.O. Box 1323
               Providence, RI 02901-1323

                         IX.  Description of Equipment:
                              ------------------------

          Mfg. or                       I.D. or        Unit      Equipment
Quantity  Vendor       Description      Serial         Cost      Cost
---------------------------------------------------------------------

            (EQUIPMENT FULLY DESCRIBED ON ATTACHED EQUIPMENT LIST)

                             NEOMAGIC CORPORATION
                  EQUIPMENT LIST FOR LEASE SCHEDULE NO 22-001

     MANUFACTURER        QTY            DESCRIPTION                        SERIAL    INVOICE   INVOICE   EQUIPMENT
         OR                                                                NUMBER    NUMBER     DATE       COST
       VENDOR
------------------------------------------------------------------------------------------------------------------
DNP AMERICA, INC.         1   PHOTOMASK 6" QZ EB PELLICLIZED 5X RETICLE     62AT      50302     2/27/95  35,500.00
                              0.25U SPOT SIZE/+/-0.15UM CD
                          2   PHOTOMASK 6" QZ EB PELLICLIZED 5X RETICLE     56AU
                              0.125U SPOT SIZE/+/-0.1UM CD                  61AU

DNP AMERICA, INC.         4   PHOTOMASK 6" QZ EB PELLICLIZED 5X RETICLE     85AQ      40719    10/07/94  36,900.00
                              0.5U SPOT SIZE/+/-0.15UM CD                   72AQ
                                                                            73AT
                                                                            64AT
                          1   PHOTOMASK 6" QZ EB PELLICLIZED 5X RETICLE     51AQ
                              0.125U SPOT SIZE/+/-0.1UM CD

DNP AMERICA, INC.         2   PHOTOMASK 6" QZ EB PELLICLIZED 5X RETICLE     77AT      40998    11/28/94  60,200.00
                              0.5U SPOT SIZE/+/-0.15UM CD                   99AU
                          1   PHOTOMASK 6" QZ EB PELLICLIZED 5X RETICLE     69AQ
                              0.25U SPOT SIZE/+/-0.15UM CD
                          3   PHOTOMASK 6" QZ EB PELLICLIZED 5X RETICLE     54AU
                              0.125U SPOT SIZE/+/-0.1UM CD                  91AU
                                                                            76AU

DNP AMERICA, INC.         2   PHOTOMASK 7" QZ EB PELLICLIZED 1X MASTER      57AP      41027    11/28/94   8,000.00
                              0.5U SPOT SIZE                                65AP

DNP AMERICA, INC.         2   PHOTOMASK 6" QZ EB PELLICLIZED 5X RETICLE     90AU      40857    10/25/94  38,000.00
                              (PHASE 0.125U SPOT SIZE/+/-0.1UM PHASE        75AU
                              SHIFT MASK

DNP AMERICA, INC.         3   PHOTOMASK 6" QZ EB PELLICLIZED 5X RETICLE     79AQ      40851    10/25/94  61,500.00
                              0.25U SPOT SIZE/+/-0.15UM CD                  67AT
                                                                            62AT
                          4   PHOTOMASK 6" QZ EB PELLICLIZED 5X RETICLE     53AU
                              0.125U SPOT SIZE/+/-0.1UM CD                  55AQ
                                                                            56AU
                                                                            61AU

DNP AMERICA, INC.         1   PHOTOMASK 6" QZ EB PELLICLIZED 5X RETICLE     62DT      50752     6/12/95  35,500.00
                              0.25UM ADDRESS/CD+/-0.15UM                    56DU
                          2   PHOTOMASK 6" QZ EB PELLICLIZED 5X RETICLE     61DU

                             NEOMAGIC CORPORATION
                  EQUIPMENT LIST FOR LEASE SCHEDULE NO 22-001

MANUFACTURER        QTY             DESCRIPTION              SERIAL        INVOICE         INVOICE        EQUIPMENT
    OR                                                       NUMBER         NUMBER           DATE            COST
  VENDOR
-------------------------------------------------------------------------------------------------------------------
                         TYPE 1:0.125UM ADDRESS CD+/-0.1UM
                                                                                                     --------------
TOTAL                                                                                                   295,600.00

          X.   Additional Terms and Conditions:
               -------------------------------

               By execution of this Lease Schedule, Lessee and Lessor agree that the additional terms, conditions and/or provisions set forth in any Rider(s) attached hereto shall be incorporated by this reference in this Lease Schedule and the Master Lease with respect to the items of Equipment described in this Lease Schedule. In the event of any conflict between the provisions of any Rider and the Master Lease, the terms of the Rider shall be controlling.

               If a Schedule B is attached hereto, such Schedule B sets forth
                    ----------
               the Stipulated Loss Value of the accepted Equipment.


         XI.   Entire Agreement:
               ----------------

               LESSEE REPRESENTS THAT IT HAS READ, RECEIVED, RETAINED A COPY OF AND UNDERSTANDS THIS LEASE SCHEDULE, AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS. LESSOR AND LESSEE AGREE THAT THIS LEASE SCHEDULE, ALL RIDERS AND SCHEDULES HERETO, AND THE MASTER LEASE SHALL CONSTITUTE THE ENTIRE LEASE AND AGREEMENT AND SUPERSEDE ALL PROPOSALS, ORAL OR WRITTEN, ALL PRIOR NEGOTIATIONS AND ALL OTHER COMMUNICATIONS BETWEEN LESSOR AND LESSEE WITH RESPECT TO ANY ITEM OF EQUIPMENT.

          THIS LEASE SCHEDULE IS NOT CANCELLABLE BY LESSEE FOR THE TERM HEREOF.

          TO THE EXTENT THAT THIS LEASE SCHEDULE CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE, AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST HEREIN MAY BE CREATED EXCEPT THROUGH THE TRANSFER OR POSSESSION OF THE ORIGINAL EXECUTED "COUNTERPART NO. 1" OF THIS LEASE SCHEDULE, WHICH SHALL BE IDENTIFIED AS THE ORIGINAL EXECUTED COUNTERPART NO. 1 BELOW.

          IN WITNESS WHEREOF, the parties hereto have caused this Lease Schedule to be duly executed on the date set forth below by their authorized representative.

LESSOR:                                   LESSEE:

VENTURE LENDING & LEASING, INC.           NEOMAGIC CORPORATION

By: /s/ R. W. Swenson                     By: /s/ Karin Walker
    --------------------                     -----------------------

Name:   R. W. Swenson                     Name:   Karin Walker
     -------------------                       ---------------------

Title:    President                       Title:  Finance Manager
      ------------------                        --------------------

Date:      7/31/95                        Date:       7/31/95
     -------------------                        --------------------


This is Counterpart No. 2 of 2 counterparts
                       ---  ---

                                                                    R.W.S
                                                            --------------------
                                                             (Lessor's initials)

                                  SCHEDULE B

     This schedule is attached to and becomes a part of Lease Schedule No. 22-001 to Master Equipment Lease Agreement dated July 19, 1995 between the undersigned, as Lessee, and VENTURE LENDING & LEASING, INC., as Lessor.

                 STIPULATED LOSS VALUE SCHEDULE FOR BASIC TERM

Lease Period Prior to  Stipulated     Lease Period Prior to  Stipulated
Rental Payment No.     Loss Value(1)  Rental Payment No.     Loss Value(1)
------------------     ----------     ------------------     ---------
       1                 115.00
       2                 110.62
       3                 106.24
       4                 101.86
       5                  97.48
       6                  93.10
       7                  88.72
       8                  84.34
       9                  79.96
       10                 75.58
       11                 71.20
       12                 66.82
       13                 62.44
       14                 58.06
       15                 53.68
       16                 49.30
       17                 44.92
       18                 40.54
       19                 36.16
       20                 31.78
       21                 27.40
       22                 23.03
       23                 18.64
       24                 14.26
       Thereafter         10.00

(1)  Percentage of Equipment Cost

This Schedule B is hereby verified by the undersigned who acknowledges receipt of a Copy.


LESSEE: NEOMAGIC CORPORATION

BY: /s/ Karin Walker
   ----------------------------
TITLE: Finance Manager
      -------------------------

          [LETTERHEAD OF WESTERN TECHNOLOGY INVESTMENT APPEARS HERE]

                          PAYMENT INSTRUCTION LETTER
                    EQUIPMENT LEASE SCHEDULE NUMBER 22-001


Date: July 21, 1995

NEOMAGIC CORPORATION
2710 Walsh Avenue
Santa Clara, CA 95051

RE: Equipment Lease Schedule No. 22-001 ("Lease Schedule") to Master Equipment Lease Agreement dated July 19, 1995 ("Lease") between NEOMAGIC CORPORATION, as Lessee and VENTURE LENDING & LEASING, Inc., as Lessor

Dear Karin:

Pursuant to Article 3 of the above referenced Lease and Sections V and VI of the above referenced Lease Schedule, Rent Payment Dates and Lease Rental Payments are due and payable as follows:

     Advance Payment Breakdown:

     Description              Rent Payment          Payment Date
     -----------              ------------         -------- ----
     Partial Interim Payment   $   620.76           In Advance
     First Rent Payment         13,627.16           In Advance
     Last Rent Payment          13,627.16           In Advance
                               ==========
     Total Advance Payments    $27,875.08

     Commencing on September 1, 1995 consecutive Rent Payments are due and payable on the first day of each month as indicated below:

     22   Lease Rental Payments in the amount of $13,627.16 each
      1 final payment due on August 1, 1997 as indicated in Item VI of Equipment Lease Schedule No. 22-001

Commencing on September 1, 1995, please send your remittance to the following address using the loan transaction Number indicated below on each remittance. Your checks should be made payable to Venture Lending & Leasing, Inc.


Loan payment remittance address:

                        Bank of Boston
                        Payment Unit
                        P.O. Box 1323
                        Providence, RI 02901-1323

               Loan Transaction No. ________

NEOMAGIC CORPORATION
Payment Instruction Letter for Lease Schedule No. 22-001
July 21, 1995
Page 2

PLEASE BE ADVISED THAT THIS IS THE ONLY PAYMENT NOTICE YOU WILL RECEIVE. WE DO
------ -- ------- ---- ---- -- --- ---- ------- ------ --- ---- -------  -- --
NOT PROCESS MONTHLY INVOICES.
--- ------- ------- --------

Please acknowledge your receipt of this letter by signing the enclosed counterpart of this letter where indicated below.

Sincerely,

/s/ Linda Carrigan

Linda Carrigan
Lease Administrator

Acknowledged and agreed to:

By:  /s/ Karin Walker
   ------------------------------
Title: Finance Manager
      ---------------------------
Date: July 24, 1995
     ----------------------------

                           LEASE SCHEDULE NO. 22-002
                                      TO
                       MASTER EQUIPMENT LEASE AGREEMENT
                       --------------------------------


     TO THE EXTENT THAT THIS LEASE SCHEDULE CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE, AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST HEREIN MAY BE CREATED EXCEPT THROUGH THE TRANSFER OR POSSESSION OF THE ORIGINAL EXECUTED "COUNTERPART NO. 1" OF THIS LEASE SCHEDULE, WHICH SHALL BE IDENTIFIED ON THE SIGNATURE PAGE HEREOF.

     This Lease Schedule is executed in accordance with the terms of the Master Equipment Lease Agreement ("Master Lease") dated as of July 19, 1995 by and between Venture Lending & Leasing, Inc., ("Lessor"), and NeoMagic Corporation, a California corporation ("Lessee"). Unless otherwise expressly defined herein, capitalized terms used herein shall have the same meaning as in the Master Lease. All terms and conditions of the Master Lease are incorporated herein by this reference.

      I.    Delivery and Acceptance Period:
            ------------------------------

            Not later than November 30, 1995

     II.    Location(s) of Equipment:
            ------------------------

            2710 Walsh Avenue
            Santa Clara, CA 95051

            Mitsubishi Electric Corporation, Saijo Factory 8-6 Hiuchi Saijo-City Erime-Prefecture 793 Japan


    III.    Term:
            ----

            With respect to each item of Equipment, a Term of 24 months, commencing on the first day of the month next following the date of acceptance of such item hereunder by Lessee; with an interim Term commencing on the date of acceptance of such item and continuing to but not including the first day of the Term.

     IV.    Equipment Cost:
            --------------

            "Equipment Cost" shall mean the total purchase price, paid or financed by Lessor in respect of each item of Equipment.

        V.  Rent Payment Dates:
            ------------------

            December 1, 1995 two (2) Rental Payments, first and last in advance, and the payment of Rent for any interim Term; twenty two (22) consecutive monthly Rent payments on the first day of each month commencing on January 1, 1996 to and including October 1, 1997 and December 1, 1997.

       VI.  Lease Rental Payments:
            ---------------------

            With respect to each item of Equipment, a monthly amount equal to 4.61% multiplied by the Equipment Cost of such item, in advance; plus a final payment in an amount equal to 10% multiplied by the Equipment Cost of such item, payable on the first day of the month next following the last day of the Term. Rent for any period less than a month shall be prorated daily on the basis of a 30-day month.

      VII.  Lessee's Address:
            ----------------

            2710 Walsh Avenue
            Santa Clara, CA 95051

     VIII.  Name and address of Lessor:
            --------------------------

            Venture Lending & Leasing, Inc.
            2010 North First Street, Suite 310
            San Jose, CA 95131-2038

            Address to which Rental and other payments are to be sent:

            Bank of Boston
            Payment Unit
            P.O. Box 1323
            Providence, RI 02901-1323

                        IX.  Description of Equipment:
                             ------------------------

               Mfg. or                  I.D. or        Unit           Equipment
Quantity       Vendor    Description    Serial         Cost           Cost
--------------------------------------------------------------------------------


            (EQUIPMENT FULLY DESCRIBED ON ATTACHED EQUIPMENT LIST)

                             NEOMAGIC CORPORATION
                  EQUIPMENT LIST FOR LEASE SCHEDULE NO 22-002

MANUFACTURER        QTY                     DESCRIPTION                              SERIAL      INVOICE      INVOICE     EQUIPMENT
     OR                                                                              NUMBER       NUMBER        DATE         COST
   VENDOR
------------------------------------------------------------------------------------------------------------------------------------
DNP AMERICA, INC.    4    PHOTOMASK 6" QZ EB PELLICLIZED 5X RETICLE                    85AQG      51521       10/19/95     59,900.00
                          0.5U SPOT SIZE                                               72AQG
                                                                                       73ATG
                                                                                       64ATG
                     1    PHOTOMASK 6" QZ EB PELLICLIZED 5X RETICLE                    69AQG
                          0.25U SPOT SIZE
                     2    PHOTOMASK 6" QZ EB PELLICLIZED 5X RETICLE                    51AQG
                          0.125U SPOT SIZE                                             54AUG

DNP AMERICA, INC.    2    PHOTOMASK 6" QZ EB PELLICLIZED PHASE                         90AVG      51522       10/19/95    115,100.00
                          SHIFT 5X 0.125U SPIT SIZE                                    75AVG
                     1    PHOTOMASK 6" QZ EB PELLICLIZED 5X RETICLE                    77ATG
                          0.5U SPOT SIZE
                     2    PHOTOMASK 6" QZ EB PELLICLIZED 5X RETICLE                    79AQG
                          0.25U SPOT SIZE                                              67ATG
                     4    PHOTOMASK 6" QZ EB PELLICLIZED 5X RETICLE                    91AUG
                          0/125U SPOT SIZE                                             76AUG
                                                                                       53AUG
                                                                                       55AQG

DNP AMERICA, INC.    1    PHOTOMASK 6" QZ EB PELLICLIZED 5X RETICLE                    62ET       51276       9/13/95      35,500.00
                          0.25UM ADDRESS, CD+/-0.15UM
                     2    PHOTOMASK 6" QZ EB PELLICLIZED 5X RETICLE                    56EU
                          0.125 UM ADDRESS, CD+/-0.1 UM                                61EU

                                                                                                                        ------------
                                                                                                                          210,500.00

                X.   Additional Terms and Conditions:
                     -------------------------------

                    By execution of this Lease Schedule, Lessee and Lessor agree that the additional terms, conditions and/or provisions set forth in any Rider(s) attached hereto shall be incorporated by this reference in this Lease Schedule and the Master Lease with respect to the items of Equipment described in this Lease Schedule. In the event of any conflict between the provisions of any Rider and the Master Lease, the terms of the Rider shall be controlling.

                    If a Schedule B is attached hereto, such Schedule B sets
                         ----------
                    forth the Stipulated Loss Value of the accepted Equipment.

               XI.  Entire Agreement:
                    ----------------

                    LESSEE REPRESENTS THAT IT HAS READ, RECEIVED, RETAINED A COPY OF AND UNDERSTANDS THIS LEASE SCHEDULE, AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS. LESSOR AND LESSEE AGREE THAT THIS LEASE SCHEDULE, ALL RIDERS AND SCHEDULES HERETO, AND THE MASTER LEASE SHALL CONSTITUTE THE ENTIRE LEASE AND AGREEMENT AND SUPERSEDE ALL PROPOSALS, ORAL OR WRITTEN, ALL PRIOR NEGOTIATIONS AND ALL OTHER COMMUNICATIONS BETWEEN LESSOR AND LESSEE WITH RESPECT TO ANY ITEM OF EQUIPMENT.

               THIS LEASE SCHEDULE IS NOT CANCELLABLE BY LESSEE FOR THE TERM HEREOF.

          TO THE EXTENT THAT THIS LEASE SCHEDULE CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE, AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST HEREIN MAY BE CREATED EXCEPT THROUGH THE TRANSFER OR POSSESSION OF THE ORIGINAL EXECUTED "COUNTERPART NO. 1" OF THIS LEASE SCHEDULE, WHICH SHALL BE IDENTIFIED AS THE ORIGINAL EXECUTED COUNTERPART NO. 1 BELOW.

          IN WITNESS WHEREOF, the parties hereto have caused this Lease Schedule to be duly executed on the date set forth below by their authorized representative.

LESSOR:                                           LESSEE:

VENTURE LENDING & LEASING, INC.                   NEOMAGIC CORPORATION

By: /s/ R. W. SWENSON                             By: /s/ Karin Walker
   ---------------------------                       -------------------------

Name: R. W. SWENSON                               Name: Karin Walker
     -------------------------                         -----------------------

Title: President                                  Title: Finance Manager
      ------------------------                          ----------------------

Date:  11/13/95                                   Date: 11/9/95
     -------------------------                         -----------------------

This is Counterpart No. 2 of 2 counterparts
                       ---  ---


                                                         R W S
                                                       --------------------
                                                        (Lessor's initials)

                                  SCHEDULE B

     This schedule is attached to and becomes a part of Lease Schedule No. 22-002 to Master Equipment Lease Agreement dated July 19, 1995 between the undersigned, as Lessee, and VENTURE LENDING & LEASING, INC., as Lessor.

                 STIPULATED LOSS VALUE SCHEDULE FOR BASIC TERM

Lease Period Prior to    Stipulated     Lease Period Prior to    Stipulated
Rental Payment No.       Loss Value(1)  Rental Payment No.       Loss Value(1)
------------------       ----------     ------------------       ----------
        1                  115.00
        2                  110.62
        3                  106.24
        4                  101.86
        5                   97.48
        6                   93.10
        7                   88.72
        8                   84.34
        9                   79.96
        10                  75.58
        11                  71.20
        12                  66.82
        13                  62.44
        14                  58.06
        15                  53.68
        16                  49.30
        17                  44.92
        18                  40.54
        19                  36.16
        20                  31.78
        21                  27.40
        22                  23.03
        23                  18.64
        24                  14.26
        Thereafter          10.00

(1)  Percentage of Equipment Cost

This Schedule B is hereby verified by the undersigned who acknowledges receipt of a Copy.

LESSEE:  NEOMAGIC CORPORATION

BY: /s/ Karin Walker
   ----------------------------
TITLE: Finance Manager
      -------------------------

             [LOGO OF WESTERN TECHNOLOGY INVESTMENT APPEARS HERE]


November 15, 1995

Ms. Karin Walker
Finance Manager
NeoMagic Corporation
2710 Walsh Avenue
Santa Clara, CA 95051

Re: Lease Schedule No. 22-002

Dear Karin:

The only documents that need changing are the Payment Instruction Letter and Certificate of Acceptance. I have enclosed two of each for execution. Please return with your advance payment check in the amount of $19,408.10.

I have also enclosed your check no. 3742.

If you have any questions, please do not hesitate to contact me.

Sincerely

/s/ Linda Carrigan
Linda White

Enclosures-
  As stated

             [LOGO OF WESTERN TECHNOLOGY INVESTMENT APPEARS HERE]


                          PAYMENT INSTRUCTION LETTER
                    EQUIPMENT LEASE SCHEDULE NUMBER 22-002

Date: November 15, 1996

NEOMAGIC CORPORATION
2710 Walsh Avenue
Santa Clara, CA 95051

RE: Equipment Lease Schedule No. 22-002 ("Lease Schedule") to Master Equipment Lease Agreement dated July 19, 1995 ("Lease") between NEOMAGIC CORPORATION, as Lessee and VENTURE LENDING & LEASING, INC., as Lessor

Dear Karin:

Pursuant to Article 3 of the above referenced Lease and Sections V and VI of the above referenced Lease Schedule, Rent Payment Dates and Lease Rental Payments are due and payable as follows:

     Advance Payment Breakdown:

     Description             Rent Payment        Payment Date
     -----------             ---- -------        ------- ----

     First Rent Payment        9,704.05            In Advance
     Last Rent Payment         9,704.05            In Advance
                             ----------
     Total Advance Payments  $19,408.10

     Commencing on January 1, 1996 consecutive Rent Payments are due and payable on the first day of each month as indicated below:

     22   Lease Rental Payments in the amount of $9,704.05 each
      1 final payment due on December 1, 1997 as indicated in Item VI of Equipment Lease Schedule No. 22-002

Commencing on January 1, 1996, please send your remittance to the following address using the loan transaction Number indicated below on each remittance. Your checks should be made payable to Venture Lending & Leasing, Inc.

Loan payment remittance address:

                        Bank of Boston
                        Payment Unit
                        P.O. Box 1323
                        Providence, RI 02901-1323

               Loan Transaction No. ___________

NEOMAGIC CORPORATION
Payment Instruction Letter for Lease Schedule No. 22-002
November 15, 1995
Page 2


PLEASE BE ADVISED THAT THIS IS THE ONLY PAYMENT NOTICE YOU WILL RECEIVE. WE DO
------ -- ------- ---- ---- -- --- ---- ------- ------ --- ---- -------  -- --
NOT PROCESS MONTHLY INVOICES.
--- ------- ------- --------

Please acknowledge your receipt of this letter by signing the enclosed counterpart of this letter where indicated below.

Sincerely,

/s/ Linda White

Linda White
Lease Administrator

Acknowledged and agreed to:

NEOMAGIC CORPORATION

By: /s/ Karin Walker
    --------------------------
Title: Finance Manager
      ------------------------
Date:  11/22/95
      ------------------------

                           LEASE SCHEDULE NO. 22-003
                                      TO
                       MASTER EQUIPMENT LEASE AGREEMENT
                       --------------------------------

          TO THE EXTENT THAT THIS LEASE SCHEDULE CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE, AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST HEREIN MAY BE CREATED EXCEPT THROUGH THE TRANSFER OR POSSESSION OF THE ORIGINAL EXECUTED "COUNTERPART NO. 1" OF THIS LEASE SCHEDULE, WHICH SHALL BE IDENTIFIED ON THE SIGNATURE PAGE HEREOF.

          This Lease Schedule is executed in accordance with the terms of the Master Equipment Lease Agreement ("Master Lease") dated as of July 19, 1995 by and between Venture Lending & Leasing, Inc., ("Lessor"), and NeoMagic Corporation, a California corporation ("Lessee"). Unless otherwise expressly defined herein, capitalized terms used herein shall have the same meaning as in the Master Lease. All terms and conditions of the Master Lease are incorporated herein by this reference.

          I.   Delivery and Acceptance Period:
               ------------------------------

               Not later than February 29, 1996

         II.   Location(s) of Equipment:
               ------------------------

               2710 Walsh Avenue
               Santa Clara, CA  95051

               Mitsubishi Electric Corporation, Saijo Factory 8-6 Hiuchi Saijo-City Erime-Prefecture 793 Japan

        III.   Term:
               ----

               With respect to each item of Equipment, a Term of 24 months, commencing on the first day of the month next following the date of acceptance of such item hereunder by Lessee; with an interim Term commencing on the date of acceptance of such item and continuing to but not including the first day of the Term.

         IV.   Equipment Cost:
               --------------

               "Equipment Cost" shall mean the total purchase price, paid or financed by Lessor in respect of each item of Equipment.

          V.   Rent Payment Dates:
               ------------------

               March 1, 1996 two (2) Rental Payments, first and last in advance, and the payment of Rent for any interim Term; twenty two (22) consecutive monthly Rent payments on the first day of each month commencing on April 1, 1996 to and including February 1, 1998 and March 1, 1998.

         VI.   Lease Rental Payments:
               ---------------------

               With respect to each item of Equipment, a monthly amount equal to 4.59% multiplied by the Equipment Cost of such item, in advance; plus a final payment in an amount equal to 10% multiplied by the Equipment Cost of such item, payable on the first day of the month next following the last day of the Term. Rent for any period less than a month shall be prorated daily on the basis of a 30-day month.

        VII.   Lessee's Address:
               ----------------

               2710 Walsh Avenue
               Santa Clara, CA  95051

       VIII.   Name and address of Lessor:
               --------------------------

               Venture Lending & Leasing, Inc.
               2010 North First Street, Suite 310
               San Jose, CA  95131-2038

               Address to which Rental and other payments are to be sent:

               Bank of Boston
               Payment Unit
               P.O. Box 1323
               Providence, RI 02901-1323

                       IX.  Description of Equipment:
                            ------------------------


               Mfg. or                          I.D. or   Unit     Equipment
     Quantity  Vendor      Description          Serial    Cost     Cost
     ------------------------------------------------------------------


               (EQUIPMENT FULLY DESCRIBED ON ATTACHED EQUIPMENT LIST)

                             NEOMAGIC CORPORATION
                 EQUIPMENT LIST FOR LEASE SCHEDULE NO. 22-003

        MANUFACTURER          QTY                  DESCRIPTION                     SERIAL      INVOICE      INVOICE      EQUIPMENT
             OR                                                                    NUMBER       NUMBER        DATE          COST
           VENDOR
-----------------------------------------------------------------------------------------------------------------------------------
DNP AMERICA, INC.              2    PHOTOMASK 6" QZ EB PELLICLIZED 1X MASTER        57AP        51713       11/28/95       8,000.00
                                    0.5U SPOT SIZE                                  65AP

DNP AMERICA, INC.              1    PHOTOMASK 6" QZ EB PELLICLIZED 5X RETICLE       79AQG       51714       11/28/95      41,600.00
                                    0.25U SPOT SIZE
                               2    PHOTOMASK 6" QZ EM PELLICLIZED 5X RETICLE       91AUG
                                    0.125U SPOT SIZE                                76AUG

DNP AMERICA, INC.              1    PHOTOMASK 6" QZ EB PELLICLIZED 5X RETICLE       62FT        51813       12/20/95      35,500.00
                                    0.25UM SPOT SIZE /+/-0.15 UM CD
                               2    PHOTOMASK 6" QZ EB PELLICLIZED 5X RETICLE       56FU
                                    0.125UM SPOT SIZE /+/-0.1 UM CD                 61FU

DNP AMERICA, INC.              4    PHOTOMASK 6" QZ EB PELLICLIZED 5X RETICLE       85AQG       60126        1/30/96      76,500.00
                                    0.5U SPOT SIZE                                  72AQG
                                                                                    73ATG
                                                                                    64ATG
                               3    PHOTOMASK 6" QZ EB PELLICLIZED 5X RETICLE       69AQG
                                    .025U SPOT SIZE                                 79AQG
                                                                                    67ATG
                               2    PHOTOMASK 6" QZ EB PELLICLIZED 5X RETICLE       51AQG
                                    0.125U SPOT SIZE                                54AUG
                                                                                                                        ------------
                                                                                                                         161,600.00

          X.   Additional Terms and Conditions:
               -------------------------------

               By execution of this Lease Schedule, Lessee and Lessor agree that the additional terms, conditions and/or provisions set forth in any Rider(s) attached hereto shall be incorporated by this reference in this Lease Schedule and the Master Lease with respect to the items of Equipment described in this Lease Schedule. In the event of any conflict between the provisions of any Rider and the Master Lease, the terms of the Rider shall be controlling.

               If a Schedule B is attached hereto, such Schedule B sets forth
                    ----------
               the Stipulated Loss Value of the accepted Equipment.

         XI.   Entire Agreement:
               ----------------

               LESSEE REPRESENTS THAT IT HAS READ, RECEIVED, RETAINED A COPY OF AND UNDERSTANDS THIS LEASE SCHEDULE, AND AGREES TO BE BOUND BY ITS TERMS AND CONDITIONS. LESSOR AND LESSEE AGREE THAT THIS LEASE SCHEDULE, ALL RIDERS AND SCHEDULES HERETO, AND THE MASTER LEASE SHALL CONSTITUTE THE ENTIRE LEASE AND AGREEMENT AND SUPERSEDE ALL PROPOSALS, ORAL OR WRITTEN, ALL PRIOR NEGOTIATIONS AND ALL OTHER COMMUNICATIONS BETWEEN LESSOR AND LESSEE WITH RESPECT TO ANY ITEM OF EQUIPMENT.

          THIS LEASE SCHEDULE IS NOT CANCELLABLE BY LESSEE FOR THE TERM HEREOF.

     TO THE EXTENT THAT THIS LEASE SCHEDULE CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE, AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST HEREIN MAY BE CREATED EXCEPT THROUGH THE TRANSFER OR POSSESSION OF THE ORIGINAL EXECUTED "COUNTERPART NO. 1" OF THIS LEASE SCHEDULE, WHICH SHALL BE IDENTIFIED AS THE ORIGINAL EXECUTED COUNTERPART NO. 1 BELOW.

     IN WITNESS WHEREOF, the parties hereto have caused this Lease Schedule to be duly executed on the date set forth below by their authorized representative.

LESSOR:                                           LESSEE:

VENTURE LENDING & LEASING, INC.                   NEOMAGIC CORPORATION

By:  /s/ R W Swenson                               By:  /s/ Karin Walker
   -----------------------                           ---------------------------

Name:  /s/ R W SWENSON                             Name:  /s/ Karin Walker
     ---------------------                             -------------------------

Title:  President                                 Title:  Finance Manager
      --------------------                              ------------------------

Date:  2/27/96                                    Date:  2/27/96
     ---------------------                             -------------------------


This is Counterpart No. 2  of  2  counterparts
                       ---    ---


                                                         RWS
                                                       -------------------------
                                                             (Lessor's initials)

                                  SCHEDULE B

     This schedule is attached to and becomes a part of Lease Schedule No. 22-003 to Master Equipment Lease Agreement dated July 19, 1995 between the undersigned, as Lessee, and VENTURE LENDING & LEASING, INC., as Lessor.

                 STIPULATED LOSS VALUE SCHEDULE FOR BASIC TERM

Lease Period Prior to    Stipulated       Lease Period Prior to    Stipulated
Rental Payment No.       Loss Value(1)    Rental Payment No.       Loss Value(1)
------------------       ----------       ------------------       ----------

          1                115.00
          2                110.62
          3                106.24
          4                101.86
          5                 97.48
          6                 93.10
          7                 88.72
          8                 84.34
          9                 79.96
          10                75.58
          11                71.20
          12                66.82
          13                62.44
          14                58.06
          15                53.68
          16                49.30
          17                44.92
          18                40.54
          19                36.16
          20                31.78
          21                27.40
          22                23.03
          23                18.64
          24                14.26
          Thereafter        10.00

(1) Percentage of Equipment Cost

This Schedule B is hereby verified by the undersigned who acknowledges receipt of a Copy.

LESSEE: NEOMAGIC CORPORATION

By:  /s/ Karin Walker
   ------------------------

TITLE:  Finance Manager
      ---------------------

             [LOGO OF WESTERN TECHNOLOGY INVESTMENT APPEARS HERE]


                          PAYMENT INSTRUCTION LETTER
                    EQUIPMENT LEASE SCHEDULE NUMBER 22-003

Date: February 27, 1996

NEOMAGIC CORPORATION
2710 Walsh Avenue
Santa Clara, CA 95051

RE: Equipment Lease Schedule No. 22-003 ("Lease Schedule") to Master Equipment Lease Agreement dated July 19, 1995 ("Lease") between NEOMAGIC CORPORATION, as Lessee and VENTURE LENDING & LEASING, INC., as Lessor

Dear Karin:

Pursuant to Article 3 of the above referenced Lease and Sections V and VI of the above referenced Lease Schedule, Rent Payment Dates and Lease Rental Payments are due and payable as follows:

     Advance Payment Breakdown:

     Description              Rent Payment             Payment Date
     -----------              ---- -------             ------- ----

     First Rent Payment         7,417.44               In Advance
     Last Rent Payment          7,417.44               In Advance
                              ----------
     Total Advance Payments   $14,834.88

     Commencing on April 1, 1996 consecutive Rent Payments are due and payable on the first day of each month as indicated below:

     22   Lease Rental Payments in the amount of $7,417.44 each final payment
      1 due on March 1, 1998 as indicated in Item VI of Equipment Lease Schedule NO. 22-003

Commencing on April 1, 1996, please send your remittance to the following address using the loan transaction Number indicated below on each remittance. Your checks should be made payable to Venture & Lending & Leasing, Inc.
                                      --------------------------------

Loan payment remittance address:

                         Bank of Boston
                         Payment Unit
                         P.O. Box 1323
                         Providence, RI 02901-1323

                    Loan Transaction No. 999991318
                                         ---------

2010 North First Street, Suite 310. San Jose, CA 95131 . (408)436-8577 . Fax
(408) 436-8625

NEOMAGIC CORPORATION
Payment Instruction Letter for Lease Schedule No.  22-003
February 27, 1996
Page 2

PLEASE BE ADVISED THAT THIS IS THE ONLY PAYMENT NOTICE YOU WILL RECEIVE. WE DO
------ -- ------- ---- ---- -- --- ---- ------- ------ --- ---  -------- -- --
NOT PROCESS MONTHLY INVOICES.
--- ------- ------- --------

Please acknowledge your receipt of this letter by signing the enclosed counterpart of this letter where indicated below.

Sincerely,

/s/ Linda White
Linda White
Lease Administrator

Acknowledged and agreed to:

NEOMAGIC CORPORATION

By: /s/ Lori Holland
   -----------------------

Title: VP & CFO
      --------------------

Date: 2/27/96
     ---------------------